                                                                 EXHIBIT 10.9(c)

                         DATED  [14th February]  1996

                          ----------------------------



                     APPLIED IMAGING INTERNATIONAL LIMITED          (1)

                     -------------------------------------

                                      and

                               RTC NORTH LIMITED            (2)

                               -----------------



                             COUNTERPART UNDERLEASE
                             ----------------------
                                  Relating to
                       Unit 1A Hylton Park Wessington Way
                            Sunderland Tyne and Wear



                           DICKINSON DEES SOLICITORS
                                          ----------
           Cross House, Westgate Road, Newcastle upon Tyne NE99 1SB. Telephone (O191) 261 1911. Fax (O191) 261 5855/232 0586.

                                    Ref : GH

                                   UNDERLEASE

1.   PARTICULARS AND INTERPRETATION
     ------------------------------
     1.1      Date:                      [14th           February                 1996]

     1.2      The Landlord:              A P P L I E D                   I M A G I N G
                                         ---------------------------------------------
                                         INTERNATIONAL LIMITED (Company
                                         ---------------------
                                         Registration Number 1984637) whose
                                         registered office is at Hylton Park
                                         Wessington Way Sunderland Tyne and
                                         Wear SR5 3HD

     1.3      The Tenant:                REGIONAL TECHNOLOGY CENTRE
                                         --------------------------
                                         NORTH LIMITED (Company
                                         -------------
                                         Registration Number 2373630) whose
                                         registered office is at Unit 3D Hylton Park
                                         Wessington Way Sunderland Tyne and
                                         Wear

     1.4      The Superior Landlord:     The party for the time being entitled to
                                         the reversion expectant on the expiry of
                                         the Headlease

     1.5      The Headlease:             The Superior Lease under which the
                                         Landlord holds the premises dated 12 June
                                         1992 made between English Industrial
                                         Estates Corporation (1) and the Landlord (2)

     1.6      The Demised Premises:      ALL that land and buildings known as
                                         Unit No. BT.2003/lA Hylton Park
                                         Wessington Way Sunderland Tyne and
                                         Wear which is more particularly described
                                         in the Headlease

     1.7      The Term:                  From and including the date hereof
                                         expiring on 10th June 1988

     1.8      The Yearly Rent:           39,958 pounds or such sum as is the Rack Rent
                                         from time to time under the Headlease

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

                                         for the time being in force

     1.10     Consents:                  Where under the terms of this Underlease
                                         the consent of the Landlord is required
                                         for any act or matter the consent of
                                         the Superior Landlord under the terms
                                         of the Headlease shall also be required
                                         wherever requisite PROVIDED that
                                         nothing in this Underlease shall be
                                         construed as imposing on the Superior
                                         Landlord any obligation (or indicating
                                         that such obligation is imposed on the
                                         Superior Landlord by virtue of the
                                         terms of the Headlease) not
                                         unreasonably to refuse any such consent

     1.11     Rights:                    Reference to any right exercisable by
                                         the Landlord or any
                                         right exercisable by the Tenant in
                                         common with the Landlord shall be
                                         construed as including (where
                                         appropriate) the exercise of such
                                         right:-

                                         (a)  by the Superior Landlord
                                              and all persons authorized
                                              by the Superior Landlord; and
                                         (b)  in common with all other persons
                                              having a like right

     1.12     Terms and Definitions:     Terms and definitions referred to in
                                         this Underlease shall have the same
                                         meaning and effect as they have in the
                                         Headlease unless specifically defined
                                         in this Underlease in which case this
                                         Underlease shall prevail

2.   THE DEMISE
     ----------
In consideration of the rents and covenants on the part of the Tenant hereinafter reserved and contained the Landlord HEREBY DEMISES unto the Tenant ALL THAT the Demised Premises

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TOGETHER WITH the rights granted by the Headlease insofar as the Landlord is able to grant the same EXCEPTING AND RESERVING the rights reserved by the Headlease TO HOLD the same unto the Tenant for the Term yielding and paying thereof during the Term and proportionately for any fraction of a year:

     2.1  The Yearly Rent; and

     2.2 By way of further rent on demand such sums equal to the amounts paid from time to time by the Landlord to the Superior Landlord in respect of the further rents reserved by and as set out in clause 2 of the Headlease

     2.3 The Yearly Rent and the further rent referred to in sub-clauses 2.1 and 2.2 above are collectively hereinafter referred to as "the reserved rents"

3.   TENANT'S COVENANTS
     ------------------
The Tenant covenant with the Landlord and in respect of clause 3.2 below with the Superior Landlord:-

     3.1  To pay the reserved rents on the days and in the manner aforesaid

     3.2 To observe and perform the covenants and conditions on the part of the Tenant contained in the Headlease but except insofar as the Landlord expressly covenants in this Underlease to observe and perform the same and to indemnify the Landlord from and against any actions proceedings claims damages costs expenses or losses arising from any breach non-observance or non-performance of such covenants and conditions by the Tenant

     3.3 Not to do omit or permit in relation to the Demised Premises any act or thing which would or might cause the Landlord to be in breach of the Headlease or which if done omitted or suffered or permitted by the Landlord would or might constitute a breach of the covenants on the part of the Tenant and the conditions contained in the Headlease and to indemnify the Landlord from and against any actions proceedings claims damages costs expenses or losses arising from any doing omission or permission of such act or thing both during and at the determination of the Term by the Tenant

     3.4 To permit the Landlord and all persons authorized by the Landlord (including agents professional advisers contractors workmen and others) at reasonable hours upon giving reasonable written notice (except in the case of emergency) to enter upon the Demised Premises for any purpose that is in the reasonable opinion of

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

          the Landlord necessary to enable it to comply with the covenants on its part and the conditions contained in the Headlease (so far as the Tenant does not expressly covenant to observe and perform the same)

     3.5 Not to underlet hold on trust or otherwise part with possession or share occupation or grant any License in respect of the whole or any part or parts of the Demised Premises
     3.6 Not to assign the demised premises as a whole without the previous consent in writing of the Landlord but such consent shall not be unreasonably withheld or delayed

     3.7 To pay to the Landlord on demand all reasonable and proper costs charges and expenses including Solicitors costs Bailiffs costs and Surveyors and other professional fees incurred by the Landlord and/or the Superior Landlord for the purposes of or incidental to any of the matters set out in sub-clause 3.26 of the Headlease save for the costs incurred in approving the underlease which shall be paid by the Landlord and the Tenant equally

4.   LANDLORD'S COVENANTS
     --------------------
The Landlord hereby covenants with the Tenant:-

     4.1 That the Tenant paying the reserved rents and observing and performing the covenants and stipulations herein on the Tenant's part contained shall peaceably hold and enjoy the Demised Premises during the term without any interruption by the Landlord or any persons rightfully claiming under or in trust for the Landlord

     4.2 To pay the rents reserved by and to observe and perform the covenants agreements and conditions on the part of the tenant contained in the Headlease so far as the Tenant is not liable for such performance under the covenants on its part contained in this Underlease and to indemnify and keep indemnified the Tenant against all actions claims proceedings costs and expenses and demands relating to the Headlease

     4.3 Upon receiving notice from and at the entire expense of the Tenant to take all reasonable steps to enforce the covenants on the part of the Superior Landlord contained in the Headlease

     4.4 To take all reasonable steps at the Tenant's expense to obtain the consent of the Superior Landlord wherever the consent of both the Superior Landlord and the

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

          Landlord is required by virtue of this Headlease

     4.5 Not to agree a revision of the Rack Rent reserved by the Headlease without the written consent of the Tenant such consent not to be unreasonably withheld or delayed and if such consent is not forthcoming to serve notice in accordance with the terms of the Headlease requiring determination of any revision to the Rack Rent reserved by the Headlease by an expert

5.   PROVISOS
     --------
Provided always and it is hereby agreed:-

     5.1 Where any issue question or matter arising out of or under or relating to the Headlease which also affects or relates to the provisions of this Underlease is to be determined as provided in the Headlease the determination of such issue question or matter pursuant to the provisions of the Headlease shall be binding on the Tenant as well as the Landlord for the purposes both of the Headlease and this Underlease PROVIDED THAT the
                     -------------
          Tenant shall have the right to be consulted about any such issue question or matter arising

     5.2 This Underlease shall be subject to the provisos and declarations set out in clause 5 of the Headlease

     5.3 If the Demised Premises or any part of them shall at any time during the Term be destroyed or damaged by a risk against which insurance shall have been effected under the terms of the Headlease so that the Demised Premises or any part of them shall be unfit for occupation or use then (unless the insurance of the Demised Premises shall have been vitiated by the act neglect or omission of the Tenant or anyone at the Demised Premises expressly or by implication with the Tenant's authority) the Rent or a fair proportion of the Rent according to the nature and extent of the damage sustained shall be suspended and cease to be payable until the Demised Premises or the damaged portion of them shall have been reinstated or made fit for occupation or until the expiration of the period of such suspension provided under the terms of the Headlease whichever is the shorter

6.   BREAK CLAUSE
     ------------
If the Tenant shall desire to determine the Term at the end of the sixth year of the Headlease and
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shall give to the Landlord not less than three calendar months previous notice in writing of such its desire then and in such case this Underlease and everything herein contained shall cease and determine but without prejudice to any claim by either party against the other in respect of any antecedent breach of any covenant or condition herein contained

7.   STAMP DUTY CERTIFICATE
     ----------------------
The parties hereby certify that there is no Agreement for Lease to which this Underlease gives effect

IN WITNESS whereof this Underlease has been executed by the parties hereto the day and
- ----------
year first before written

8.   Court Order
     -----------

Having been authorized to do by an Order of the Sunderland County Court made on the Ninth day of February One thousand nine hundred and ninety six under the provisions of S30(4) of the Landlord & Tenant Act 1954 as amended by S5 of the Law of Property Act 1969 the parties hereto agree that the provision of Sections 24 to 28 of the Landlord & Tenant Act 1954 shall be excluded in relation to the tenancy hereby created.

SIGNED as a Deed by                      )
- ------
RTC NORTH                                )
- ---------
LIMITED acting by a Director             )
- ------
and its Secretary                        Director   [signature unreadable]

                                         Secretary   [signature unreadable]



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